UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

BellRing Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39093	83-4096323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (314) 644-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2021, the Board of Directors of BellRing Brands, Inc. (the “Company”) approved the amendment and restatement of the Company’s Amended and Restated Bylaws (the “third Amended and Restated Bylaws”), effective December 16, 2021. The third Amended and Restated Bylaws add a forum selection bylaw that provides that the Court of Chancery of the State of Delaware is the sole and exclusive forum for any derivative action or proceeding brought on behalf of the Company, any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or stockholder of the Company to the Company or the Company’s stockholders, any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation, the third Amended and Restated Bylaws or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery of the State of Delaware or any action asserting a claim governed by the internal affairs doctrine, unless the Company consents in writing to the selection of an alternative forum. The Amended and Restated Bylaws also add a bylaw requiring that any complaint asserting a cause of action or proceeding arising under the Securities Act of 1933, as amended, must be brought in the federal district courts of the United States, unless the Company consents in writing to the selection of an alternative forum.

The foregoing description of the third Amended and Restated Bylaws is only a summary of the principal features of the revisions made to the third Amended and Restated Bylaws, does not purport to be complete and is qualified in its entirety by reference to the third Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and a marked copy of which showing the amendments is filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of BellRing Brands, Inc., effective December 16, 2021

3.2	Amended and Restated Bylaws of BellRing Brands, Inc., marked to show amendments effective December 16, 2021

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Craig Rosenthal
	Name:	Craig Rosenthal
	Title:	Senior Vice President & General Counsel